SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  November 10, 1999
(Date of earliest event reported)

Commission File No. 333-51771



              Credit Suisse First Boston Mortgage Securities Corp.
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        Delaware                                            13-3320910
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(State of Incorporation)                                 (I.R.S. Employer
                                                         Identification No.)

11 Madison Avenue,
New York, New York                                                 10010-3629
Address of principal executive offices                                  (Zip
Code)



                                 (212) 325-3629
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               Registrant's Telephone Number, including area code





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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.       Other Events

                  Attached as an exhibit  are the  Computational  Materials  (as defined  in  the  no-action  letter  dated  May  21,  1994  issued  by the
      Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99) Computational Materials prepared by Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated in connection with Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-C1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON
                                    MORTGAGE SECURITIES CORP.

November 10, 1999

                                   By:   /s/  Alan Baum
                                         --------------
                                         Name:   Alan Baum
                                         Title:  Vice President

                                INDEX TO EXHIBITS



                                                                    Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               ----------
   (99)                  Computational Materials prepared by        P
                         Credit    Suisse    First    Boston
                         Corporation  and  Morgan  Stanley &
                         Co. Incorporated in connection with
                         Credit Suisse First Boston Mortgage
                         Securities    Corp.,     Commercial
                         Mortgage Pass-Through Certificates,
                         Series 1999-C1.